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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): September 7, 2005

                             MIV THERAPEUTICS, INC.
             (Exact name of registrant as specified in its charter)

           NEVADA                   000-30453                       n/a
(State or other jurisdiction      (Commission                  (IRS Employer
      of incorporation            File Number)               Identification No.)

               1-8765 ASH STREET, VANCOUVER, B.C., CANADA V6P 6T3
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (604) 301-9545

                                       n/a
          (Former name or former address, if changes since last report)

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SECTION 4. MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

Item 4.01 Changes in Registrant's Certifying Accountant
-------------------------------------------------------

MIV Therapeutics, Inc.'s (the "Registrant's) independent registered public accounting firm of Moore Stephens Ellis Foster Ltd. ("Moore Stephens"), merged with and into Ernst & Young LLP on May 5, 2005. On September 1, 2005, the former Moore Stephens representative who is now associated with Ernst & Young informed the Registrant that the merger of Moore Stephens into Ernst & Young on May 5, 2005, effectively constituted their resignation as the Registrant's independent accountant responsible for auditing its financial statements, and that effective as of such date, Moore Stephens no longer acted as the Registrant's independent registered public accountant. Therefore, effective on May 5, 2005, Ernst & Young LLP, the successor firm to Moore Stephens, was engaged as the independent registered public accounting firm of the Registrant. The engagement of Ernst & Young LLP was approved by the Board of Directors.

Moore Stephens' report on the Registrant's financial statements for the year ended May 31, 2004 did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles except Moore Stephen's report notes that the Registrant has incurred significant recurring net loses which raise substantial doubt about the Registrant's ability to continue as a going concern.

During the period covered by the report of Moore Stephens and up to the effective date of registration, the Registrant had no disagreements with Moore Stephens, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Moore Stephens, would have caused Moore Stephens to make reference to the subject matter of the disagreement in connection with its reports.

During the Registrant's previous two fiscal years and up to the effective date of resignation, the Registrant did not consult with Ernst & Young regarding any of the items described under Item 304(a)(1)(iv)(B), Item 304(a)(2) or Item 304(b) of Regulation S-B.

The Registrant has provided Moore Stephens with a copy of this report. Attached as Exhibit 16.1 is a copy of a letter from Moore Stephens agreeing with the statements made in this report.

SECTION 9. FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits
-------------------------------------------

The following exhibits are furnished as part of this report:

         Exhibit 16.1 - Letter from Moore Stephens Ellis Foster Ltd.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    MIV THERAPEUTICS, INC.
                                                    a Nevada Corporation



Dated:  September 7, 2005                                /s/ Pat McGowan
                                                    ---------------------------
                                                    Pat McGowan
                                                    Chief Financial Officer


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